Exhibit 99.1 Wesco International Investor Overview September 2023 © 2022 Wesco International 1

Forward-Looking Statements All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding business strategy, growth strategy, competitive strengths, productivity and profitability enhancement, competition, new product and service introductions and liquidity and capital resources, as well as statements regarding the expected benefits and costs of the transaction between Wesco and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives and expectations.. Such statements can generally be identified by the use of words such as anticipate, plan, believe, estimate, intend, expect, project, and similar words, phrases or expressions or future or conditional verbs such as could, may, should, will, and would,” although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations and beliefs of Wesco's management, as well as assumptions made by, and information currently available to, Wesco's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Wesco's and Wesco's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Important factors that could cause actual results or events to differ materially from those presented or implied in the forward-looking statements include, among others, the failure to achieve the expected benefits of the transaction between Wesco and Anixter or the anticipated benefits of Wesco’s acquisition of Rahi Systems Holdings, Inc., in the expected timeframe or at all, unexpected costs or problems that may arise in successfully integrating the businesses of the companies, the impact of increased interest rates or borrowing costs, failure to adequately protect Wesco’s intellectual property or successfully defend against infringement claims, failure to execute Wesco’s environmental, social and governance (ESG) programs as planned; disruption of information technology systems or operations, natural disasters (including as a result of climate change), health epidemics, pandemics and other outbreaks (such as the ongoing COVID-19 pandemic, including any resurgences or new variants), supply chain disruptions, geopolitical issues, such as the impact of Russia's invasion of Ukraine, including the impact of sanctions or other actions taken by the U.S. or other countries against Russia (as well as those imposed on China), the increased risk of cyber incidents and exacerbation of key materials shortages, inflationary cost pressures, material cost increases, demand volatility, and logistics and capacity constraints, which may have a material adverse effect on the combined company's business, results of operations and financial condition. All such factors are difficult to predict and are beyond the company's control. Additional factors that could cause results to differ materially from those described above can be found in Wesco's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Wesco's other reports filed with the U.S. Securities and Exchange Commission. Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ( U.S. GAAP ), this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted selling, general and administrative (“SG&A”) expenses, adjusted income from operations, adjusted operating margin, adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to Wesco International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of our financial condition and results of operations on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related and integration costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 2

Sales Wesco Overview By Business Unit UBS Leading global provider of business-to-business 29% EES distribution, logistics services and supply chain solutions 41% Leading value proposition consisting of 1.5 million products, an expanding portfolio of services, and complete supply chain solutions CSS Serving majority of Fortune 500 companies as well as 30% commercial and industrial businesses, contractors, government agencies, institutions, utilities, and telecommunications providers Sales ROW By Geography Substantial Scale With 12% Leading Industry Position and Canada Global Capabilities 14% #1 $21.4B 50+ ~800 U.S. 2022 Sales Countries Locations In North 74% America Source: 2022 MDM Top Distributors List 3 Sales amounts as of 12/31/22

Key Messages • Transformational combination of Wesco + Anixter exceeding expectations Created Fortune 200 Industry • Broadest portfolio in the industry and largest channel partner Leader with Global Scale for our key suppliers • Step function increase in cash generation and enterprise value creation • Leading player in a consolidating industry Uniquely Well Positioned for • Secular growth trends drive above-market growth the Next Decade and Beyond • Global scale and improved business mix into faster growth and higher margin end-markets • Investing in digital to drive competitive advantage Digital Transformation Enables • Unlocking power of our big data to further drive sales and margin Even Faster Share Gain and Margin Expansion • Digital investments building new capabilities 4

Third Quarter Update Sales per workday tracking to expectations quarter-to-date 1 • Preliminary August QTD sales per workday up ~4% YOY • Book-to-bill at end of August >1.0 • No change to outlook; expect Q3 sales to be down sequentially versus Q2 Balanced capital allocation in the second half of 2023 • Share Buyback – repurchased ~$50m of common stock during August • Debt Paydown – expect to operate near the mid-point of our leverage target range 1 Preliminary August QTD sales per workday include sales related to the Rahi Systems acquisition and are not adjusted for differences in foreign exchange rates. 5

Value Creation Engine Five Components of Our Growth Compounding Enterprise Upsized Cash Flow Supports Strategic Positioned In the Right End-Markets 1• Three leading global business units 5 Objectives • Exposure to attractive secular trends • Accelerating growth and margin expansion • Increasing infrastructure investments • Investing for above-market growth • Increasing shareholder returns Wesco Value Creation Engine Margin Expansion Driving Market Outperformance • Value-based pricing 4 2 • Leading player with substantial scale • Benefits of scale and operating cost leverage • Cross-selling driving share capture • Digitalization of our business and value chain • Ongoing industry consolidation Operational and Supply Chain Excellence 3 • Proven integration and synergy-capture capabilities • Margin improvement and productivity programs • Continuous improvement culture founded on lean principles 6

Value Creation of Wesco More Resilient and Ideally Positioned for Secular Growth Trends 1 2022 Other • Mix-shifted into higher-growth, higher 8% Utility 2019 Security margin end-markets (Pre-Merger) 22% 9% • Created three balanced SBUs with diverse end-market exposure CIG OEM • Positioned the combined enterprise to 15% Industrial 10% accelerate growth driven by: 36% $21.4B Network ‒ Secular growth trends + global supply chain trends Utility Sales $8.4B Infrastructure ‒ Infrastructure investment needs 16% and Broadband Industrial ‒ Share gains and continued industry consolidation Sales 20% 15% Construction Construction 33% 16% Fundamental mix-shift into a higher growth company 1 FY 2022 revenue; end-market estimates as of 12/31/22 7

Attractive Long-Term Growth Drivers Increasing Public Wesco’s Uniquely Secular Growth Trends Sector Investment Strong Position a • Leading Portfolio of Products, U.S. Infrastructure Services, and Solutions Bills • Leading Positions in All Business Electrification Automation and IoT Rural Digital Units Opportunity Fund • Global Footprint and Capabilities (RDOF) + + • Digital Investments and Green Energy and 24/7 Connectivity Canada Broadband Unlocking the Value of Our Big Grid Modernization and Security Investments Data Public-Private • Accelerating Consolidation Partnerships for Across the Value Chain Smart Cities Supply Chain Consolidation Digitalization and Relocation and AI to North America 8

Wesco Data Center End-to-End Solutions Edge and Micro MTDC and Hyperscale Enterprise Data Centers Colocation Facilities Environments Supporting All Data Center Environments Expanded product End-to-end data center Increased global services, Extensive supplier and Focused expertise in white and solutions portfolio lifecycle management solutions and offerings installer ecosystem and gray spaces and scope Wesco Data Center Solutions Products Services Advisory services Asset management Product enhancements Network infrastructure Logistics planning Rack and roll Packaging Electrical infrastructure Material management Secured cage delivery Warranty tracking Power and thermal solutions Data center design Pre-configuration and Safety training Power substation Off-site staging pre-termination Security solutions Installation enhancement Kitting and labeling Professional A/V Data Center Solutions approaching $2 billion in annual sales in 2023 within CSS 9

Secular Trends + Share Growth Leads to Market Outperformance Base Market 1% to 2% 1% to 2% MSD+ Organic + + = Growth Secular Trends Share Gain Growth Increasing Public Sector Investment Strong Secular Growth Trends Wesco’s Uniquely Strong Position • Electrification • $1.2T Infrastructure Investment • Leading Portfolio of Products, and Jobs Act (IIJA) Services, and Solutions • Automation and IoT • $369B Inflation Reduction Act • Leading Positions in All Business • Green Energy and Grid (IRA) related to energy and Units Modernization climate investments • Global Footprint and Capabilities • 24/7 Connectivity and Security • $53B CHIPS and Science Act • Digital Investments and Unlocking • Supply Chain Consolidation and • $20B Rural Digital Opportunity the Value of Our Big Data Relocation to North America Fund (RDOF) • Accelerating Consolidation Across • Digitalization • Canada Broadband Investments the Value Chain 10

Transformational Combination of Wesco + Anixter Future Wesco Wesco + Anixter 1 Adjusted EBITDA ($B) Generating the value of the combined and Adjusted EBITDA % enterprise 10%+ ~$1.8 $1.7 Wesco + Anixter • Leading Scale • Secular Trends (Pro Forma) 7.9% 8.1% • Cross Sell $1.2 • Share Gains Wesco • Margin Improvement $0.9 • Cost Synergies Stand-Alone $0.9 6.5% • Lean Practices 5.2% • Agile Development 5.3% • Digital Transformation $0.4 $0.4 • M&A 5.1% 5.0% 2017 2018 2019 2020 2021 2022 2022023… 3 Outlook Target 2017 2018 2021 2022 2020 Objective 2019 Midpoint ~24% Adjusted EBITDA CAGR 2019 – 2022 Delivering superior financial results 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations. 11

Our Digital Transformation Innovating Across Our Entire Technology Landscape Enterprise Systems Digital Services Front Office Mid Office Back Office Omnichannel Products and Platform Big Data Wesco’s Supplier/OEM/Product Customer and Industry Data Sets Data Sets Data Sets Data Office Digitally transforming our company 12

Annual Value Creation Framework Long-term Growth Margin Expansion EBITDA Growth MSD+ ~14% 2x Sales Growth + = Incremental Organic Sustainable Cash Flow 1 EBITDA Margin Sales Growth Generation Over the Long Term Invest for Above Market Growth Increase Return of Capital to Shareholders Virtuous cycle of value creation for Wesco 1 Adjusted EBITDA is defined as EBITDA before other non-operating expenses (income), non-cash stock-based compensation, and merger-related and integration costs. See Appendix for non-GAAP reconciliations. 13

Step Function Increase in Cash Generation

5-Year Operating Cash Flow



2.5x+
$3.5 – $4.5B
~$1.5B
Drive Additional Value Creation ~40%
Capex ~15%
Pref. Dividend ~5%
Return of Capital to Shareholders ~40%
2019 Investor Day 5-Year Target
2022 Investor Day 5-Year Target

Significant cash remaining after meeting dividend and investment needs

- Intend to redeem Preferred in 2025
- Additional investments, including M&A

~$600-$700 million in capital expenditures and IT/Digital transformation

Preferred dividends through June 2025

- $1B share repurchase authorization
- Initiated $1.50 common dividend in 2023[1]

wesco

[1] ~$1.50 annualized cash dividend rate

14

Why Invest • Fortune 200 B2B Supply Chain Solutions Leader in Wesco ‒ Global capabilities and leading scale ‒ Higher growth and higher margin end-markets ‒ Cross-sell combined with attractive long-term secular growth trends • Strategy Delivers Above-Market Growth ‒ Share gains ‒ Margin expansion ‒ Double-digit profit growth • Increased Cash Generation and Enterprise Value Creation ‒ Investments in digitalization to accelerate gains ‒ Increasing return of capital to shareholders (buyback plus dividend) ‒ Expanding balance sheet capacity supports M&A ambitions Focused on delivering superior results and achieving a premium multiple 15

Appendix

Sales EES Overview By End-Market OEM Provider of electrical, MRO, safety, and automation 24% Construction solutions 40% Broad range of products and solutions primarily to the construction, industrial and OEM markets Uniquely positioned to provide the critical infrastructure expertise and solutions that enables Industrial the technologies of tomorrow 36% Industry Leading Scale and Scope Sales ROW By Geography 10% #1 $8.8B 50+ Electrical Distributor 2022 Sales Countries Canada in North America 22% U.S. 68% 17

Sales CSS Overview By End-Market Safety, A/V and Other 54% Deliver comprehensive solutions that provide 15% Network 24/7/365 connectivity Infrastructure Approximately 25% of sales from data centers and expected to grow double-digits in support of Security 31% increasing demands (including AI) World-class global accounts program and supply ~1/2 of Network Infrastructure is chain services model Data Center S e c Global Scale and Capabilities u Sales r i By Geography ROW t y 22% $6.4B 50+ Leading U.S. 2022 Sales Global Distributor Countries 70% Canada of Network 8% Infrastructure and Security Solutions 18

Sales Integrated UBS Overview By End-Market Supply 12% Supply chain management, services and solutions Broadband for investor-owned utilities, public power 13% companies, and municipalities, as well as global service providers, wireless providers, broadband operators and the contractors that service these Utility customers 75% Provide grid and network modernization, hardening, renewable deployments, smart technologies ROW Complete solutions for global service providers, 2% Sales broadband and wireless customers Canada By Geography 10% Industry Leading Position and Value Proposition $6.2B 15 Leading 2022 Sales Countries Utility and Broadband Distributor in NA U.S. 88% 19

Adjusted EBITDA Reconciliation Wesco International Twelve Months Ended December 31, Pro Forma Pro Forma ($ millions) 2017 2018 2019 2020 2021 2022 Operating income 319.0 352.4 713.7 461.3 8 01.8 1 ,438.1 Add: Depreciation and amortization 64.0 63.0 138.7 153.5 1 98.5 179.0 Less: Other (income) expense, net - - - 4.6 (48.2) 7.0 EBITDA 383.0 415.4 852.4 610.2 1,048.5 1 ,610.1 Other (income) expense, net - - (4.6) 4.6 (48.2) 7.0 Stock-based compensation expense - - 3 9.1 3 4.7 25.7 4 1.0 Merger-related and integration costs - - 1 5.6 163.1 1 58.5 6 7.4 Merger-related fair value adjustments - - - 4 3.7 - - Gain on sale of asset - - - (19.8) - - Out-of-period adjustment - - - 18.9 - - Net gain on Canadian divestitures - - - - (8.9) - Adjusted EBITDA 383.0 415.4 902.5 855.4 1,175.6 1,725.6 Adjusted EBITDA margin % 5.0% 5.1% 5.2% 5.3% 6.5% 8.1% © 2022 Wesco International 20